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                            PARTICIPATION AGREEMENT

                                     AMONG

                       VAN KAMPEN LIFE INVESTMENT TRUST,

                             VAN KAMPEN FUNDS INC.,

                       VAN KAMPEN ASSET MANAGEMENT, INC.,

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                  DATED AS OF

                                 JULY 17, 2000

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                               TABLE OF CONTENTS

                                                                                                 PAGE
--------------------------------------------------------------------------------------------------------
ARTICLE I.            Fund Shares                                                                 4
ARTICLE II.           Representations and Warranties                                              6
ARTICLE III.          Prospectuses, Reports to Shareholders and Proxy Statements; Voting          7
ARTICLE IV.           Sales Material and Information                                              9
ARTICLE V.            Distribution and Service Plans                                              10
ARTICLE VI.           Diversification                                                             10
ARTICLE VII.          Potential Conflicts                                                         11
ARTICLE VIII.         Indemnification                                                             12
ARTICLE IX.           Applicable Law                                                              16
ARTICLE X.            Termination                                                                 17
ARTICLE XI.           Notices                                                                     18
ARTICLE XII.          Foreign Tax Credits                                                         19
ARTICLE XIII.         Miscellaneous                                                               19
SCHEDULE A            Separate Accounts and Contracts                                             23
SCHEDULE B            Participating Van Kampen Life Investment Trust Portfolios                   24
SCHEDULE C            Proxy Voting Procedures                                                     25

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                            PARTICIPATION AGREEMENT

                                     Among

                       VAN KAMPEN LIFE INVESTMENT TRUST,

                             VAN KAMPEN FUNDS INC.,

                       VAN KAMPEN ASSET MANAGEMENT, INC.,

                                      and

                        HARTFORD LIFE INSURANCE COMPANY

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the 17th day of July, 2000 by and among HARTFORD LIFE INSURANCE COMPANY and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (hereinafter the "Company"). Connecticut corporations, on their own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"). and VAN KAMPEN LIFE INVESTMENT TRUST (hereinafter the "Fund"), a Delaware business trust, VAN KAMPEN FUNDS INC. (hereinafter the "Underwriter"), a Delaware corporation, and VAN KAMPEN ASSET MANAGEMENT, INC. (hereinafter the "Adviser"), a Delaware corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for individual and group life insurance policies and annuity contracts with variable accumulation and/or pay-out provisions (hereinafter referred to individually and/or collectively as "Variable Insurance Products"); and

WHEREAS, insurance companies desiring to utilize the Fund as an investment vehicle under their Variable Insurance Products are required to enter into participation agreements with the Fund and the Underwriter (the "Participating Insurance Companies"); and

WHEREAS, shares of the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available for Variable Insurance Products of Participating Insurance Companies; and

WHEREAS, the Fund intends to offer shares of the series set forth on Schedule B (each such series hereinafter referred to as a "Portfolio") as may be amended from time to time by mutual agreement of the parties hereto, under this Agreement to the Accounts of the Company; and

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 19, 1990 (File No. 812-7552), granting Participating Insurance Companies and Variable Insurance Product separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by Variable Annuity Product

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separate accounts of both affiliated and unaffiliated life insurance companies
(hereinafter the "Shared Funding Exemptive Order"); and

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

WHEREAS, the Adviser is the investment adviser of the Portfolios of the Fund;
and

WHEREAS, the Underwriter is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD") and serves as principal underwriter of the shares of the Fund; and

WHEREAS, the Company has registered or will register certain Variable Insurance Products under the 1933 Act; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account established by resolution or under authority of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Variable Insurance Products; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Variable Insurance Products and the Underwriter is authorized to sell such shares to each such Account at net asset value.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Underwriter and the Adviser agree as follows:

                             ARTICLE I. Fund Shares

1.1. The Fund and the Underwriter agree to make available for purchase by the Company shares of the Portfolios and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Fund or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Fund and Underwriter for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 10:00 a.m. Houston time on the next following Business Day. Notwithstanding the foregoing, the Company shall use its best efforts to provide the Fund with notice of such orders by 9:15 a.m. Houston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission, as set forth in the Fund's prospectus and statement of additional information. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to permit the Fund to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.2. the Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies for their Variable Insurance Products. No shares of any Portfolio will be sold to the general public.

1.3. The Fund will not make its shares available for purchase by any insurance company or separate account unless an agreement containing provisions which afford the Company substantially the same protections currently provided by Sections 2.1, 2.4, 2.9, 3.4 and Article VII of this Agreement is in effect to govern such sales.

1.4. The Fund and the Underwriter agree to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Underwriter receives notice of such request for redemption on the next following Business Day in accordance with the timing rules described in Section 1.1.

1.5. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Accounts of the Company, under which amounts may be invested in the Fund are listed on Schedule A attached hereto and incorporated herein by reference, as such Schedule A may be amended from time to time by mutual written agreement of all of the parties hereto. The Company will give the Fund and the Underwriter concurrent written notice of its intention to make available in the future, as a funding vehicle under the Contracts, any other investment company.

1.6. The Company will place separate orders to purchase or redeem shares of each Portfolio. Each order shall describe the net amount of shares and dollar amount of each Portfolio to be purchased or redeemed. In the event of net purchases, the Company shall pay for Portfolio shares on the next Business Day after an order to purchase Portfolio shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. In the event of net redemptions, the Portfolio shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after an order to redeem Portfolio shares is made in accordance with the provisions of
Section 1.4 hereof. Notwithstanding the foregoing, if the payment of redemption proceeds on the next Business Day would require the Portfolio to dispose of Portfolio securities or otherwise incur substantial additional costs, and if the Portfolio has determined to settle redemption transactions for all shareholders on a delayed basis, proceeds shall be wired to the Company within seven (7) days and the Portfolio shall notify in writing the person designated by the Company as the recipient for such notice of such delay by 3:00 p.m. Houston time on (the same Business Day that the Company transmits the redemption order to the Portfolio.

1.7. Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Account Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.8. The Underwriter shall use its best efforts to furnish same day notice by 6:00 p.m. Houston time (by wire or telephone, followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.9. The Underwriter shall make the net asset value per share of each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:00 p.m. Houston time. In the event that Underwriter unable to meet the 6:00 p.m. time stated immediately above, then Underwriter shall provide the Company with additional time to notify Underwriter of purchase or redemption orders pursuant to Sections 1.1 and 1.4, respectively, above. Such additional time shall be equal to the additional time that Underwriter takes to make the net asset values available to the Company; provided, however, that notification must be made by 10:00 a.m. Houston time on the Business Day such order is to be executed, regardless of when net asset value is made available.

1.10. If Underwriter provides materially incorrect share net asset value information through no fault of the Company, the Company shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share. The determination of the materiality of any net asset value pricing error shall be based on the SEC's recommended guidelines regarding such errors. The correction of any such errors shall be made at the Company level pursuant to the SEC's recommended guidelines. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the interests of the Accounts which offer the Funds (the "Contracts") are or will be registered and will maintain the registration under the 1933 Act and the regulations thereunder to the extent required by the 1933 Act; that the Contracts will be issued and sold in compliance with all applicable federal and state laws and regulations. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under the Connecticut Insurance Code and the regulations thereunder and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act and the regulations thereunder to serve as a segregated investment account for the Contracts. The Company shall amend its registration statement for its contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts.

2.2. The Fund and the Underwriter represent and warrant that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required by the 1933 Act, duly authorized for issuance in accordance with the laws of the State of Delaware and sold in compliance with all applicable federal and state securities laws and regulations and that the Fund is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required by the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.3. The Fund and the Adviser represent that the Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and that each will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that each will notify the Company immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that the Fund might not so qualify in the future.

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2.4.  The Company represents that each Account is and will continue to be a
"segregated account" under applicable provisions of the Code and that each Contract is and will be treated as a "variable contract" under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund immediately upon having a reasonable basis for believing that the Account or Contract has ceased to be so treated or that they might not be so treated in the future.

2.5. The Fund represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund undertakes to have a board of directors, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

2.7. The Fund and the Adviser represent that the Fund is duly organized and validly existing under the laws of the State of Delaware and that the Fund does and will comply in all material respects with the 1940 Act.

2.8. The Underwriter represents and warrants that it is and shall remain duly registered under all applicable federal and state laws and regulations and that it will perform its obligations for the Fund and the Company in compliance with the laws and regulations of its state of domicile and any applicable state and federal laws and regulations.

2.9. The Company represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage, in an amount equal to the greater of $5 million or any amount required by applicable federal or state law or regulation. The aforesaid includes coverage for larceny and embezzlement is issued by a reputable bonding company. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE III. Prospectuses, Reports to Shareholders and Proxy Statements; Voting

3.1. The Fund shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a). Except as otherwise provided in this Section 3.2, all expenses of preparing, setting in type and printing and distributing Fund prospectuses and statements of additional information shall be the expense of the Company. For prospectuses and statements of additional information provided by the Company to its existing owner of Contracts in order to update disclosure as required by the 1933 Act and/or the 1940 Act, the cost of setting in type, printing and distributing shall be borne by the Fund. If the Company chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of the Fund's prospectus and/or

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statement of additional information, the Fund shall bear the cost of typesetting to provide the Fund's prospectus and/or statement of additional information to the Company in the format in which the Fund is accustorned to formatting prospectuses and statements of additional information, respectively, and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses and/or statements of additional information. In such event, the Fund win reimburse the Company in an amount equal to the product of x and y where x is the number of such prospectuses distributed to owners of the Contracts, and y is the Fund's per unit cost of printing the Fund's prospectuses. The same procedures shall be followed with respect to the Fund's statement of additional information. The Fund shall not pay any costs of typesetting, printing and distributing the Fund's prospects and/or statement of additional information to prospective Contract owners.

3.2(b). The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and statements of additional information, which are covered in
Section 3.2(a) above) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners at the Fund's expense. The Fund shall not pay any costs of distributing such proxy-related material, reports to shareholders, and other communications to prospective Contract owners.

3.2(c). The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of typesetting, printing or distributing any of the foregoing documents other than those actually distributed to existing Contract owners.

3.2(d). The Fund shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing.

3.2(e).  All expenses, including expenses to be borne by the Fund pursuant to
Section 3.2 hereof, incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares.

3.3. The Fund's statement of additional information shall be obtainable from the Fund, the Underwriter, the Company or such other person as the Fund may designate.

3.4. If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract Owners to whom voting privileges are required to be extended and shall:

       (i)  solicit voting instructions from Contract owners;

       (ii) vote the Fund shares in accordance with instructions received from Contract owners; and

       (iii) vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such Portfolio for which instructions have been received,

so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own

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right, to the extent permitted by law. The Fund and the Company shall follow the procedures, and shall have the corresponding responsibilities, for the handling of proxy and voting instruction solicitations, as set forth in Schedule C attached hereto and incorporated herein by reference. Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule C, which standards will also be provided to the other Participating Insurance Companies.

3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the Securities and Exchange Commission may interpret
Section 16 not to require such meetings) or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1. The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is described, at least ten Business Days prior to its use. No such material shall be used if the Fund, the Adviser, the Underwriter or their designee reasonably objects to such use within ten Business Days after receipt of such material.

4.2. Neither the Company nor any person contracting with the Company shall give any information or make any representations or Statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or Fund prospectus, as such registration statement or Fund prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3. The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material prepared by the Fund in which the Company or its Accounts, are described at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

4.4. Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts, other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement or prospectus may be amended or supplemented from time to time, or in published reports or solicitations for voting instruction for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or

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its shares, contemporaneously with the filing of such document with the
Securities and Exchange Commission or other regulatory authorities.

4.6. The Company will provide to the Fund, upon the Fund's request, at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the investment in an Account or Contract, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

                   ARTICLE V. Distribution and Service Plans

5.1 The Fund is subject to a plan adopted under Rule 18f-3 under the 1940 Act pursuant to which, as described in the current prospectus of each Portfolio, the Fund may sell multiple classes of its shares of each Portfolio with a varying combination of distribution fees, service fees, exchange features, conversion rights, voting rights, expense allocations and investment requirements.

5.2 Should the Company wish to participate in the Fund's distribution plan with respect to a class of shares to a Portfolio of the Fund pursuant to Rule 12b-l (the "Rule 12b-1 Plan") under the 1940 Act, or the Fund's service plan (the "Service Plan"), each as described in the current prospectus of each Portfolio, with respect to a class of shares of a Portfolio of the Fund, it is understood that the Company must be approved by the Board of Trustees of the Fund Pursuant to the Rule 12b-1 Plan and the Service Plan, the Underwriter is authorized to remit payments at rates specified in the respective plans with respect to the net asset value of shares maintained by the Company for distribution-related services and/or personal services to Contract owners accounts provided. If the Company wishes to participate in these plans and receive the aforementioned remittance, the Company must enter into a separate agreement specifically regarding these plans.

5.3 The parties agree that the class of shares of the Portfolios of the Fund set forth on Schedule B Shall be the only class on shares of the Portfolios of the Fund made available through the Contracts funded by the Separate Accounts set forth on Schedule A.

                          ARTICLE VI. Diversification

6.1. The Fund and the Adviser will use their respective best efforts to at all times ensure that the Fund complies with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event the Fund ceases to so qualify, it will take all reasonable steps (a) to notify Company of such event and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.

                        ARTICLE VII. Potential Conflicts

7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2. The Company will report any potential or existing material irreconcilable conflict of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

7.5. For purposes of Sections 7.3 through 7.4 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately

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remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 through 7.4 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

7.6. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

7.7. Each of the Company and the Adviser shall at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them by the provisions hereof and in the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Board. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, notifying Participating Insurance Companies of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the Securities and Exchange Commission upon request.

                         ARTICLE VIII. Indemnification

8.1.  Indemnification By The Company

8.1(a). The Company agrees to indemnify and hold harmless the Fund, the Underwriter and each member of their respective Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and;

       (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund or the Underwriter) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

       (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses under this Agreement for any legal or other expenses subsequently incurred by such Party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2.  Indemnification by Underwriter

8.2(a). The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act

(collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of shares of the Portfolio that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Underwriter by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund, the Underwriter or persons under their respective control and other than statements or representations authorized by the Company) or unlawful conduct of the Fund or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Underwriter; or

       (iv) arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Section 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account in which the Funds are made available.

8.3.  Indemnification by the Adviser

8.3(a). The Adviser agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1993 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operations of the Adviser or the Fund and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser, the Fund or the Underwriter by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

       (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund, the Adviser or persons under its control and other than statements or representations authorized by the Company) or unlawful conduct of the

             Fund, the Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Adviser, or

       (iv) arise as a result of any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund or the Adviser, including without limitation any failure by the Fund to comply with the conditions of Article VI hereof.

8.3(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

8.3(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Advisor of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of each Account, or the sale or acquisition of shares of the Adviser.

                           ARTICLE IX. Applicable Law

9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Illinois.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

       (a) termination by any party for any reason upon six-months advance written notice delivered to the other parties; or

       (b) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts. Reasonable advance notice of election to terminate shall be furnished by the Company, said termination to be effective ten (10) days after receipt of notice unless the Fund makes available a sufficient number of shares to reasonably meet the requirements of the Account within said ten (10) day period; or

       (c) termination by the Company upon written notice to the Fund, the Adviser and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by the Company. The terminating party shall give prompt notice to the other parties of its decision to terminate; or

       (d) termination by the Company upon written notice to the Fund, the Adviser and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision; or

       (e) termination by the Company upon written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

       (f) termination by either the Fund, the Adviser or the Underwriter by written notice to the Company, if either one or more of the Fund, the Adviser or the Underwriter, shall determine, in its or their sole judgment exercised in good faith, that the Company and/or their affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, provided that the Fund, the Adviser or the Underwriter will give the Company sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Company and any other changes in circumstances since the giving of such notice, the determination of the Fund, the Adviser or the Underwriter shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

       (g) termination by the Company by written notice to the Fund, the Adviser and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund, the Adviser or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity, provided that the Company will give the Fund, The Adviser and the Underwriter sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Fund, the Adviser or the Underwriter and any other changes in circumstances since the giving of such notice, the determination of the Company shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

       (h) termination by any party upon the other party's breach of any representation in Section 2 or any material provision of this Agreement, which breach has not been cured to the satisfaction of the terminating party within ten (10) days after written notice of such breach is delivered to the Fund or the Company, as the case may be; or

       (i) termination by the Fund. Adviser or underwriter by written notice to the Company in the event an Account or Contract is not registered or sold in accordance with applicable federal or state law or regulation, or the Company fails to provide pass-through voting privileges as specified in Section 3.4.

10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts") unless such further sale of Fund shares is proscribed by law, regulation or applicable regulatory body, or unless the Fund determines that liquidation of the Fund following termination of this Agreement is in the best interests of the Fund and its shareholders. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redemption of investments in the Fund and/or investment in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3. The Company shall not redeem Fund shares attributable to the Contracts (as distinct from Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Adviser 90 days notice of its intention to do so.

                              ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

         Van Kampen Life Investment Trust
         One Parkview Plaza
         Oakbrook Terrace, Illinois 60181
         Attention: A. Thomas Smith III

If to Underwriter:

         Van Kampen Funds Inc.
         One Parkview Plaza
         Oakbrook Terrace, Illinois 60181
         Attention: A. Thomas Smith III

If to Adviser:

         Van Kampen Asset Management, Inc.
         One Parkview Plaza
         Oakbrook Terrace, Illinois 60181
         Attention: A. Thomas Smith III

If to the Company:

         Hartford Life Insurance Co.
         200 Hopmeadow Street
         Simsbury, Connecticut 06089
         Attention: Tom Marra

                        ARTICLE XII. Foreign Tax Credits

12.1. The Fund and Adviser agree to consult in advance with the Company concerning whether any series of the Fund qualifies to provide a foreign tax credit pursuant to Section 853 of the Code.

                          ARTICLE XIII. Miscellaneous

13.1. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Each of the Company, Adviser and Underwriter acknowledges and agrees that, as provided by Article 8, Section 8.1, of the Fund's Agreement and Declaration of Trust, the shareholders, trustees, officers, employees and other agents of the Fund and its Portfolios shall not personally be bound by or liable for matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. A Certificate of Trust referring to the Fund's Agreement and Declaration of Trust is on file with the Secretary of State of Delaware.

13.2. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably Identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party. Each party agrees to use and disclose Personal Information, as defined herein, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsource services to a third-party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

13.3. The captions in this Agreement are Included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

13.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

13.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers and state Insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

13.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement.

13.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee upon request copies of the following reports:

       (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

       (b) the Company's June 30th quarterly statements (statutory), as soon as practical and in any event within 45 days following such period;

       (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

       (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

       (e) any other public report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY
on behalf of itself and each of its Accounts named in Schedule A hereto, as amended from time to time

By:  /s/ Stephen T. Joyce
     ------------------------------
     Stephen T. Joyce
     Senior Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY on behalf of itself and each of its Accounts named in Schedule A hereto, as amended from time to time

By:  /s/ Stephen T. Joyce
     ------------------------------
     Stephen T. Joyce
     Senior Vice President

VAN KAMPEN LIFE INVESTMENT TRUST

By:  /s/ Stephen L. Boyd
     ------------------------------
     Stephen L. Boyd
     Executive Vice President

VAN KAMPEN FUNDS INC.

By:  /s/ Louis G. Kafkes
     ------------------------------
     Louis G. Kafkes
     Vice President

VAN KAMPEN ASSET MANAGEMENT INC.

By:  /s/ Stephen L. Boyd
     ------------------------------
     Stephen L. Boyd
     President

                                   SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

NAME OF SEPARATE ACCOUNT AND                                   FORM NUMBERS
DATE ESTABLISHED BY BOARD OF DIRECTORS                  FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------
                                               Contract Form Nos.:
Hartford Life Insurance Company
 Separate Account Three (6/22/1994)            HLVA99
Hartford Life Insurance Company
 Separate Account VL II (9/30/1994)            HL-15441(98)(NY)
Hartford Life and Annuity Insurance Company
 Separate Account Three (6/22/1994)            LAVA99
Hartford Life and Annuity Insurance Company
 Separate Account VL II (9/30/1994)            LA-1151(98)

                                   SCHEDULE B

           PARTICIPATING VAN KAMPEN LIFE INVESTMENT TRUST PORTFOLIOS

                  Strategic Stock Portfolio -- Class II Shares
                    Enterprise Portfolio -- Class II Shares

                                   SCHEDULE C

                            PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include the department or third party assigned by the Company to perform the steps delineated below.

1. The proxy proposals are given to the Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures. At this time the Fund will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run," or other activity, which will generate the names, address and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

     Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to the Fund, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report must be sent to each Customer by the Company either before or together with the Customers' receipt of voting instruction solicitation material. The Fund will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards. The Fund or its affiliate must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards information commonly found on the Cards includes:

       a.   name (legal name as found on account registration)

       b.  address

       c.   fund or account number

       d.  coding to state number of units (or equivalent shares)

       e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, the Fund will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Company). Contents of envelope sent to Customers by the Company will include:

       a.   Voting Instruction Card(s)

       b.  One proxy notice and statement (one document)

       c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

       d. "urge buckslip" -- optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)

       e. cover letter -- optional, supplied by Company and reviewed and approved in advance by the Fund.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to the Fund.

7.  Package mailed by the Company.

    * The Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including.) the meeting, counting backwards.

8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by the Fund in the past.

9. Signatures on Card checked against legal name or account registration which was printed on the Card.

     Note: For example, if the account registration is under "John A. Smith, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have been "kicked out" (e.g., mutilated, illegible) of the procedure are "hand verified," (i.e., examined as to why they did not complete the system). Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units (or equivalent shares) which is then converted to shares. (It is very important that the fund receives the tabulations stated in terms of a percentage and the number of shares.) The Fund must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to the Fund on the morning of the meeting not later than 10:00 A.M. Houston time. The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. The Fund will provide a standard form for each Certification.

15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Fund will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.

                      AMENDMENT TO PARTICIPATION AGREEMENT

This AMENDMENT TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as of this 1st day of May, 2003, by and among Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, the "Company"), on its own behalf and on behalf of each separate account of the Company (each an "Account") identified in the Participation Agreement (as defined below), VAN KAMPEN LIFE INVESTMENT TRUST (the "Fund"), VAN KAMPEN FUNDS INC. (the "Underwriter"), and VAN KAMPEN ASSET MANAGEMENT INC. (the "Adviser").

WHEREAS, the Company, the Fund, the Underwriter and the Adviser have entered into a Participation Agreement dated as of July 17, 2000, as such agreement may be amended from time to time (the "Participation Agreement"); and

WHEREAS, the Company, Fund, the Underwriter and the Adviser wish to amend the Participation Agreement in certain respects.

NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Fund and the Adviser agree to amend the Participation Agreement as follows:

1. Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A.

2. Schedule B of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule B.

3. Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the terms of this Amendment and the Participation Agreement, the terms of this Amendment shall control.

4. This Amendment may be amended only by written instrument executed by each party hereto.

5.  This Amendment shall be effective as of the date written above.

                  [remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Michael J. Roscoe
        ----------------------------
        Name: Michael J. Roscoe
        Title: Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Michael J. Roscoe
        ----------------------------
        Name: Michael J. Roscoe
        Title: Vice President

VAN KAMPEN LIFE INVESTMENT TRUST

By:     /s/ [ILLEGIBLE]
        ----------------------------
        Name:
        Title:

VAN KAMPEN FUNDS INC.

By:     /s/ Andrew Scherer
        ----------------------------
        Name: Andrew Scherer
        Title: Executive Director

VAN KAMPEN ASSET MANAGEMENT INC.

By:     /s./ Edward Wood
        ----------------------------
        Name:
        Title:

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF SEPARATE ACCOUNT AND                           FORM NUMBER AND NAME OF
DATE ESTABLISHED BY BOARD OF DIRECTORS           CONTRACT FUNDED BY SEPARATE ACCOUNT
---------------------------------------------------------------------------------------
Hartford Life Insurance Company                HLVA99 and HL-VA03
 Separate Account Three (6/22/1994)
Hartford Life Insurance Company                HL-15441(98)(NY)
 Separate Account VL II (9/30/1994)
Hartford Life and Annuity Insurance Company    LAVA99 and LA-VA03
 Separate Account Three (6/22/1994)
Hartford Life and Annuity Insurance Company    LA-1151(98)
 Separate Account VL II (9/30/1994)

                                   SCHEDULE B

               PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST
                         AVAILABLE UNDER THIS AGREEMENT

Enterprise Portfolio -- Class II Shares
Growth and Income Portfolio -- Class II Shares
Comstock Portfolio -- Class II Shares
Emerging Growth Portfolio -- Class II Shares

May 1, 2005

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Robert Arena

Dear Mr. Arena:

As you know, we have entered into a participation agreement among Van Kampen Life Investment Trust (the "Fund"), Van Kampen Funds Inc., Van Kampen Asset Management and Hartford Life Insurance Company ("HLIC") and Hartford Life and Annuity Insurance Company ("HL&AIC") (HLIC and HL&AIC, together, the "Company"), dated July 17, 2000, and amended on May 2, 2005, and as further amended from time to time (the "Participation Agreement"), providing for, among other things, the purchase by the Company of Class I and Class II Shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life insurance policies and variable annuity contracts (collectively, the "Contracts"), each as specified in each participation agreement.

As consideration for various fund-related administrative services, such as, but not limited to, shareholder communication, record keeping and postage expenses, that the Company will provide in connection with the issuance of the Contracts ("Administrative Services"), we will pay to the Company, during the term of the Participation Agreements, (i) an annual fee equal to 0.10% of the average daily net assets invested in Class I Shares, (ii) beginning retroactively as of December 1, 2004, an additional annual fee equal to 0.05% of the average daily net assets invested in Class I Shares participating in the Longevity Reward Rider*; and (iii) an annual fee equal to 0.20% of the average daily net assets invested in Class II Shares, of the then offered Portfolios with respect to the Contracts (excluding the "Director M VA Suite" contracts) identified in the Participation Agreements.

------------

* An additional administrative service fee of 5 bps will be paid to the Company for Select Dimensions 1 Contracts and Select Dimensions 2 Contracts electing the Longevity Reward Rider ("LRR Contracts"). This additional payments will begin retroactively as of December 1, 2004. The fee will be calculated based on the average daily net assets invested in applicable LRR Contracts during the quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter).

With respect to the "Director M VA Suite" contracts only, we will pay to the Company, during the term of the Participation Agreements, an annual fee equal to 0.25% of the average daily net assets from the "Director M VA" Suite contracts invested in Class II Shares of the then offered Portfolios.

All parties agree that calculation of fees payable under this letter agreement shall exclude all assets invested during any "free look" periods that may be available under the Contracts. We acknowledge that the Administrative Services to be provided by the Company are ones for which we, or our affiliates, as investment adviser and administrator to the Fund, would otherwise bear the cost directly.

Payment will be made on a quarterly basis during the month following the end of each calendar quarter or within 30 days of receipt of invoice. Payment shall be prorated for any portion of such period during which this letter agreement is in effect for less than the full quarter. The fee will be calculated based on the average daily net assets invested in Class I and Class II Shares of the applicable Portfolio(s) with respect to the Contracts during a calendar quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter). Company agrees to submit an invoice for its fees payable under this letter agreement, which shall include sufficient trading account details needed to calculate such fees. In circumstances where Company does not submit an invoice (i.e., Hartford Life Private Placement), the parties agree that the Fund shall calculate the fees payable under this letter agreement.

The Company represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to such services. The Company further agrees to provide copies of any such records maintained and preserved, as reasonably requested by us or our representatives, to enable us or the Fund to monitor and review the Administrative Services provided by the Company, or comply with any reasonable request of the Board of the Fund, or any lawful or permitted request made by a governmental body or a self-regulatory organization.

This letter agreement may be amended only upon mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto, (ii) upon thirty (30) days advance written notice by either party delivered to the other party, or (iii) automatically upon the termination of each of the respective Participation Agreements. This letter agreement, which the parties agree shall commence effective as of December 1, 2004, supersedes and replaces all previous letter agreements or other agreements, whether written or oral, among the parties.

If you agree to the foregoing, please sign the enclosed copies of this letter and return them to Angela Thomley at Van Kampen Asset Management, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181.

Sincerely,

Van Kampen Asset Management

By:     /s/ Edward Wood
        ----------------------------
Name:   Edward Wood
Title:  Managing Director

AGREED and ACCEPTED:

Hartford Life Insurance Company

By:     /s/ Robert Arena
        ----------------------------
Name:   Robert Arena
Title:  Vice President

Hartford Life and Annuity Insurance Company

By:     /s/ Robert Arena
        ----------------------------
Name:   Robert Arena
Title:  Vice President

                      AMENDMENT TO PARTICIPATION AGREEMENT

THIS AMENDMENT is effective as of the 2nd day of May 2005, by and among (i) Van Kampen Life Investment Trust (the "Fund"), Van Kampen Funds Inc. (the "Underwriter"), Van Kampen Asset Management (the "Adviser") and (ii) Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, the "Company").

WHEREAS, the Fund, the Underwriter, the Adviser and the Company have previously entered into that certain Participation Agreement dated July 17, 2000, as amended from time to time (the "Agreement"); and

WHEREAS, each of the parties hereto desires to amend the Agreement to modify the provisions of Article I, dealing with the purchase and redemption of Fund shares, and the provisions of Article III, dealing with prospectuses, reports and other information, as well as update information provided on Schedules A and B as described herein and attached hereto.

NOW, THEREFORE, in consideration of present and prospective business relations and their mutual promises contained herein, each of the parties hereby agree as follows:

1.  New Section 1.12 is hereby added to Article I of the Agreement:

1.12. The parties agree that the Contracts are not intended to serve as vehicles for frequent trading. The Fund and the Company agree to cooperate to deter frequent purchase, redemption and exchange activity in the Fund where such activity occurs through the Contracts and has been identified as abusive or following a "market timing" pattern ("Abusive Trading"). Each of the Fund and the Company agrees to notify the other of trading activity that it deems to be abusive Trading Activity.

Subject to Article 10 of the Agreement, the Fund and the Company agree that the policies and procedures described in the Contract prospectus regarding transfers among the Sub-Accounts and Abusive Trading controls how the Company administers Sub-Account transfers. The Fund and the Company agree to amend this provision as necessary to reflect any applicable law changes.

In the event the Fund implements and requires the Company to comply with and/or enforce restrictions on trading, market timing policies, redemption fees, or any other trading policy or procedure that is more restrictive and/or that conflicts, as determined by the Company in its reasonable discretion, with the Company's policies and procedures regarding transfers among the Sub-Accounts and Abusive Trading, the Fund or the Adviser will bear the reasonable cost of supplement mailings and the Company's system modifications intended to disallow new purchases, exchanges or transfers into, and to allow only for redemptions out of, the affected Portfolio of the Fund in the new series of the Contracts issued on or after May 2, 2005 as identified and footnoted on the attached Schedule A of the Participation Agreement.

2. Sections 3.1 and 3.2(b) of Article III of the Agreement are hereby deleted in their entirety and replaced with the following:

3.1. The Fund shall provide the Company with as many printed copies of the Fund's current prospectus and statement of additional information for each Portfolio (and no other portfolio), as the Company may reasonably request. If requested by the Company in lieu of providing printed copies the Fund shall provide camera-ready film or computer diskettes containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(b) the Fund, as its expense, shall provide the Company with copies of its proxy statements, reports to shareholders for the Portfolios (and no other portfolios), and other communications (except for prospectuses and statements of additional information, which are covered in Section 3.2(a) above) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners at the Fund's expense. The Fund shall not pay any costs of distributing such proxy-related material, reports to shareholders, and other communications to prospective Contract owners.

3.  New Section 3.6 is hereby added to Article III of the Agreement:

3.6 The Fund or its designee will provide the Company 60 days notice of any change for a Portfolio, including but not limited to, (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) no-action or exemptive requests from the SEC, (d) fund name changes, (e) fund adviser or sub-adviser changes; and/or (f) conditions or undertakings that affect the Company's rights or obligations hereunder.

4. Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A.

5. Schedule B of the Participation Agreement is unchanged but restated in its entirety in the attached Schedule B.

6. In all other respects, the terms of the Agreement remain in full force and effect.

7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the first date written above.

VAN KAMPEN LIFE INVESTMENT TRUST      HARTFORD LIFE INSURANCE COMPANY

By:     /s/ James Garrett             By:     /s/ Robert Arena
        ----------------------------          ----------------------------
Name:   James Garrett                 Name:   Robert Arena
Title:  Treasurer/CFO                 Title:  Vice President
Date:   5/17/05                       Date:   5/6/05

VAN KAMPEN FUNDS INC.                 HARTFORD LIFE AND ANNUITY
                                      INSURANCE COMPANY

By:     /s/ Andrew Scherer            By:     /s/ Robert Arena
        ----------------------------          ----------------------------
Name:   Andrew Scherer                Name:   Robert Arena
Title:  Managing Director             Title:  Vice President
Date:   5/12/05                       Date:   5/6/05

VAN KAMPEN ASSET MANAGEMENT

By:     /s/ Edward C. Wood III
        ----------------------------
Name:   Edward C. Wood III
Title:  Managing Director
Date:   5/16/05

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF SEPARATE ACCOUNT AND              FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF              OF CONTRACT FUNDED BY                   MARKETING NAME OF
DIRECTORS                                   SEPARATE ACCOUNT                          CONTRACT
----------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company       HLVA99,                        Series I of Hartford Select Leaders
 Separate Account Three (6/22/1994)                                  Variable Annuity
                                      HL-VA03,                       Series II/IIR/III and IV of Hartford Select
                                                                     Leaders Variable Annuity
                                                                     Director M Variable Annuity*
                                                                     Director M Outlook Variable Annuity*
                                      HL-VAXCO3,                     Director M Plus Variable Annuity*
                                      HL-ASHARE03                    Director M Edge Variable Annuity*
                                      HL-NCDSCO3                     Director M Access Variable Annuity*

NAME OF SEPARATE ACCOUNT AND              FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF              OF CONTRACT FUNDED BY                   MARKETING NAME OF
DIRECTORS                                   SEPARATE ACCOUNT                          CONTRACT
----------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company       HL-VA03,                       Series II/III of Hartford Leaders Variable
 Separate Account Seven (12/08/1986)                                 Annuity
                                                                     Series II/III of Hartford Leaders Outlook
                                                                     Variable Annuity
                                      HL-VAXCO3,                     Series II/III of Hartford Leaders Plus
                                                                     Variable Annuity
                                      HL-ASHARE03                    Series II/III of Hartford Leaders Edge
                                                                     Variable Annuity
                                      HL-NCDSCO3                     Series II/III of Hartford Leaders Access
                                                                     Variable Annuity
Hartford Life Insurance Company       HL-15441(98)(NY)               Hartford Select Leaders Last Survivor --
 Separate Account VL II (9/30/1994)                                  Variable Universal Life Insurance
Hartford Life and Annuity Insurance   LAVA99,                        Series I of Hartford Select Leaders
 Company                                                             Variable Annuity
 Separate Account Three (6/22/1994)
                                      LA-VA03,                       Series II/IIR/III and IV of Hartford Select
                                                                     Leaders Variable Annuity
                                                                     Director M Variable Annuity*
                                                                     Director M Outlook Variable Annuity*
                                      LA-VAXCO3,                     Director M Plus Variable Annuity*
                                      LA-ASHARE03,                   Director M Edge Variable Annuity*
                                      LA-NCDSCO3                     Director M Access Variable Annuity*

NAME OF SEPARATE ACCOUNT AND              FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF              OF CONTRACT FUNDED BY                   MARKETING NAME OF
DIRECTORS                                   SEPARATE ACCOUNT                          CONTRACT
----------------------------------------------------------------------------------------------------------------
Hartford Life and Annuity Insurance   LA-VA03,                       Series II/III of Hartford Leaders Variable
 Company                                                             Annuity
 Separate Account Seven (4/01/1999)
                                                                     Series II/III of Hartford Leaders Outlook
                                                                     Variable Annuity
                                      LA-VAXCO3,                     Series II/III of Hartford Leaders Plus
                                                                     Variable Annuity
                                      LA-ASHARE03,                   Series II/III of Hartford Leaders Edge
                                                                     Variable Annuity
                                      LA-NCDSCO3                     Series II/III of Hartford Leaders Access
                                                                     Variable Annuity
Hartford Life and Annuity Insurance   LA-1151(98)                    Hartford Select Leaders Last Survivor --
 Company                                                             Variable Universal Life Insurance
 Separate Account VL II (9/30/1994)

------------

* The cost allocation provisions in Section 1.12, added by amendment to this Participation Agreement on May 2, 2005, apply only to the footnoted (*) products above.

Effective May 2, 2005

                                   SCHEDULE B

               PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST
                         AVAILABLE UNDER THIS AGREEMENT

Enterprise Portfolio -- Class II Shares
Growth and Income Portfolio -- Class II Shares
Comstock Portfolio -- Class II Shares
Emerging Growth Portfolio -- Class II Shares
Aggressive Growth Portfolio -- Class II Shares
Government Portfolio Sub-Account -- Class II Shares

Effective May 2, 2005

                      AMENDMENT TO PARTICIPATION AGREEMENT

This AMENDMENT TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as this 1st day of May, 2006, by and among HARTFORD LIFE INSURANCE COMPANY and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (together, the "Company"), on its own behalf and on behalf of each separate account of the Company (each an "Account") identified in the Participation Agreement (as defined below), VAN KAMPEN LIFE INVESTMENT TRUST (the "Fund"), VAN KAMPEN FUNDS INC. (the "Underwriter"), and VAN KAMPEN ASSET MANAGEMENT INC. (the "Adviser").

WHEREAS, the Company, the Fund, the Underwriter and the Adviser have entered into a Participation Agreement dated as of July 17, 2000, as such agreement may be amended from time to time (the "Participation Agreement"); and

WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to amend the Participation Agreement in certain respects.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Underwriter and the Adviser agree to amend the Participation Agreement as follows:

1. Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A.

2. Schedule B of the Participation Agreement is unchanged but restated in its entirety in the attached Schedule B.

3. Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any an d all prior agreements or understanding between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the term of this Amendment and the Participation Agreement, the terms of this Amendment shall control.

4. This Amendment may be amended only by written instrument executed by each party hereto.

5.  This Amendment shall be effective as of May 1, 2006.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:   /s/ Richard E. Cady
      ---------------------------------
      Name:  Richard E. Cady
      Title: Assistant Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:   /s/ Jason Frain
      ---------------------------------
      Name:  Jason Frain
      Title: Assistant Vice President

VAN KAMPEN LIFE INVESTMENT TRUST

By:
      ---------------------------------
      Name:  James Garrett
      Title: Treasurer

VAN KAMPEN ASSET MANAGEMENT

By:   /s/ Edward Wood
      ---------------------------------
      Name:  Edward Wood
      Title: Managing Director

VAN KAMPEN FUNDS INC.

By:   /s/ Andrew Scherer
      ---------------------------------
      Name:  Andrew Scherer
      Title: Managing Director

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:
      ---------------------------------
      Name:
      Title:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:
      ---------------------------------
      Name:
      Title:

VAN KAMPEN LIFE INVESTMENT TRUST

By:   /s/ James Garrett
      ---------------------------------
      Name:  James Garrett
      Title: Treasurer

VAN KAMPEN ASSET MANAGEMENT

By:   /s/ Edward Wood
      ---------------------------------
      Name:  Edward Wood
      Title: Managing Director

VAN KAMPEN FUNDS INC.

By:   /s/ Andrew Scherer
      ---------------------------------
      Name:  Andrew Scherer
      Title: Managing Director

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF SEPARATE ACCOUNT AND                        FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF                        OF CONTRACT FUNDED BY               MARKETING NAME OF
DIRECTORS                                             SEPARATE ACCOUNT                      CONTRACT
----------------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company                     HV-1452-0              Group Annuity Contract
 Separate Account Two (6/2/1986)
                                                    HV-1499-0              Group Variable Annuity Contract
Hartford Life Insurance Company                     HLVA99,                Series I of Hartford Select Leaders
 Separate Account Three (6/22/1994)                                        Variable Annuity
                                                    HL-VA03,               Series II/IIR/III and IV of Hartford Select
                                                                           Leaders Variable Annuity
                                                                           Director M Variable Annuity*
                                                                           Director M Outlook Variable Annuity*
                                                    HL-VAXC03,             Director M Plus Variable Annuity*
                                                    HL-ASHARE03            Director M Edge Variable Annuity*
                                                    HL-NCDSC03             Director M Access Variable Annuity*

NAME OF SEPARATE ACCOUNT AND                        FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF                        OF CONTRACT FUNDED BY               MARKETING NAME OF
DIRECTORS                                             SEPARATE ACCOUNT                      CONTRACT
----------------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company                     HL-VA03,               Series II/III of Hartford Leaders Variable
 Separate Account Seven (12/08/1986)                                       Annuity
                                                                           Series II/III of Hartford Leaders Outlook
                                                                           Variable Annuity
                                                    HL-VAXC03,             Series II/III of Hartford Leaders Plus
                                                                           Variable Annuity
                                                    HL-ASHARE03            Series II/III of Hartford Leaders Edge
                                                                           Variable Annuity
                                                    HL-NCDSC03             Series II/III of Hartford Leaders Access
                                                                           Variable Annuity
Hartford Life Insurance Company                     HL-15441(98)(NY)       Hartford Select Leaders Last Survivor --
 Separate Account VL II (9/30/1994)                                        Variable Universal Life Insurance
Hartford Life and Annuity Insurance Company         LAVA99,                Series I of Hartford Select Leaders
 Separate Account Three (6/22/1994)                                        Variable Annuity
                                                    LA-VA03,               Series II/IIR/III and IV of Hartford Select
                                                                           Leaders Variable Annuity
                                                                           Director M Variable Annuity*
                                                                           Director M Outlook Variable Annuity*
                                                    LA-VAXC03,             Director M Plus Variable Annuity*
                                                    LA-ASHARE03,           Director M Edge Variable Annuity*
                                                    LA-NCDSC03             Director M Access Variable Annuity*

                      AMENDMENT TO PARTICIPATION AGREEMENT

This AMENDMENT TO PARTICIPATION AGREEMENT (the "Amendment") is made and entered into as this 1st day of May, 2006, by and among HARTFORD LIFE INSURANCE COMPANY and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY (together, the "Company"), on its own behalf and on behalf of each separate account of the Company (each an "Account") identified in the Participation Agreement (as defined below), VAN KAMPEN LIFE INVESTMENT TRUST (the "Fund"), VAN KAMPEN FUNDS INC. (the "Underwriter"), and VAN KAMPEN ASSET MANAGEMENT INC. (the "Adviser").

WHEREAS, the Company, the Fund, the Underwriter and the Adviser have entered into a Participation Agreement dated as of July 17, 2000, as such agreement may be amended from time to time (the "Participation Agreement"); and

WHEREAS, the Company, the Fund, the Underwriter and the Adviser wish to amend the Participation Agreement in certain respects.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Underwriter and the Adviser agree to amend the Participation Agreement as follows:

1. Schedule A of the Participation Agreement is deleted and replaced in its entirety with the attached Schedule A.

2. Schedule B of the Participation Agreement is unchanged but restated in its entirety in the attached Schedule B.

3. Except as provided herein, the Participation Agreement shall remain in full force and effect. This Amendment and the Participation Agreement, as amended, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior agreements or understanding between the parties hereto pertaining to the subject matter hereof. In the event of any conflict between the term of this Amendment and the Participation Agreement, the terms of this Amendment shall control.

4. This Amendment may be amended only by written instrument executed by each party hereto.

5.  This Amendment shall be effective as of May 1, 2006.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:   /s/ Richard E. Cady
      ---------------------------------
      Name:  Richard E. Cady
      Title: Assistant Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:   /s/ [ILLEGIBLE]
      ---------------------------------
      Name:  [ILLEGIBLE]
      Title: Assistant Vice President

VAN KAMPEN LIFE INVESTMENT TRUST

By:   /s/ James Garrett
      ---------------------------------
      Name:  James Garrett
      Title: Treasurer

VAN KAMPEN ASSET MANAGEMENT

By:   /s/ Edward Wood
      ---------------------------------
      Name:  Edward Wood
      Title: Managing Director

VAN KAMPEN FUNDS INC.

By:   /s/ Andrew Scherer
      ---------------------------------
      Name:  Andrew Scherer
      Title: Managing Director

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:
      ---------------------------------
      Name:
      Title:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:
      ---------------------------------
      Name:
      Title:

VAN KAMPEN LIFE INVESTMENT TRUST

By:   /s/ James Garrett
      ---------------------------------
      Name:  James Garrett
      Title: Treasurer

VAN KAMPEN ASSET MANAGEMENT

By:   /s/ Edward Wood
      ---------------------------------
      Name:  Edward Wood
      Title: Managing Director

VAN KAMPEN FUNDS INC.

By:   /s/ Andrew Scherer
      ---------------------------------
      Name:  Andrew Scherer
      Title: Managing Director

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF SEPARATE ACCOUNT AND              FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF              OF CONTRACT FUNDED BY                   MARKETING NAME OF
DIRECTORS                                   SEPARATE ACCOUNT                          CONTRACT
----------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company       HV-1452-0                      Group Annuity Contract
 Separate Account Two (6/2/1986)
                                      HV-1499-0                      Group Variable Annuity Contract
Hartford Life Insurance Company       HLVA99,                        Series I of Hartford Select Leaders
 Separate Account Three (6/22/1994)                                  Variable Annuity
                                      HL-VA03,                       Series II/IIR/III and IV of Hartford Select
                                                                     Leaders Variable Annuity
                                                                     Director M Variable Annuity*
                                                                     Director M Outlook Variable Annuity*
                                      HL-VAXC03,                     Director M Plus Variable Annuity*
                                      HL-ASHARE03                    Director M Edge Variable Annuity*
                                      HL-NCDSC03                     Director M Access Variable Annuity*

NAME OF SEPARATE ACCOUNT AND              FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF              OF CONTRACT FUNDED BY                   MARKETING NAME OF
DIRECTORS                                   SEPARATE ACCOUNT                          CONTRACT
----------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company       HL-VA03,                       Series II/III of Hartford Leaders Variable
 Separate Account Seven (12/08/1986)                                 Annuity
                                                                     Series II/III of Hartford Leaders Outlook
                                                                     Variable Annuity
                                      HL-VAXC03,                     Series II/III of Hartford Leaders Plus
                                                                     Variable Annuity
                                      HL-ASHARE03                    Series II/III of Hartford Leaders Edge
                                                                     Variable Annuity
                                      HL-NCDSC03                     Series II/III of Hartford Leaders Access
                                                                     Variable Annuity
Hartford Life Insurance Company       HL-15441(98)(NY)               Hartford Select Leaders Last Survivor --
 Separate Account VL II (9/30/1994)                                  Variable Universal Life Insurance
Hartford Life and Annuity Insurance   LAVA99,                        Series I of Hartford Select Leaders
 Company                                                             Variable Annuity
 Separate Account Three (6/22/1994)
                                      LA-VA03,                       Series II/IIR/III and IV of Hartford Select
                                                                     Leaders Variable Annuity
                                                                     Director M Variable Annuity*
                                                                     Director M Outlook Variable Annuity*
                                      LA-VAXC03,                     Director M Plus Variable Annuity*
                                      LA-ASHARE03,                   Director M Edge Variable Annuity*
                                      LA-NCDSC03                     Director M Access Variable Annuity*

NAME OF SEPARATE ACCOUNT AND              FORM NUMBER AND NAME
DATE ESTABLISHED BY BOARD OF              OF CONTRACT FUNDED BY                   MARKETING NAME OF
DIRECTORS                                   SEPARATE ACCOUNT                          CONTRACT
----------------------------------------------------------------------------------------------------------------
Hartford Life and Annuity Insurance   LA-VA03,                       Series II/III of Hartford Leaders Variable
 Company                                                             Annuity
 Separate Account Seven (4/01/1999)
                                                                     Series II/III of Hartford Leaders Outlook
                                                                     Variable Annuity
                                      LA-VAXC03,                     Series II/III of Hartford Leaders Plus
                                                                     Variable Annuity
                                      LA-ASHARE03,                   Series II/III of Hartford Leaders Edge
                                                                     Variable Annuity
                                      LA-NCDSC03                     Series II/III of Hartford Leaders Access
                                                                     Variable Annuity
Hartford Life and Annuity Insurance   LA-1151(98)                    Hartford Select Leaders Last Survivor --
 Company                                                             Variable Universal Life Insurance
 Separate Account VL II (9/30/1994)

------------

* The cost allocation provisions in Section 1.12, added by amendment to the Participation Agreement dated May 2, 2005, apply only to the footnoted (*) products above.

Effective May 1, 2006

                                   SCHEDULE B

               PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST
                         AVAILABLE UNDER THIS AGREEMENT

Enterprise Portfolio -- Class II Shares
Growth and Income Portfolio -- Class II Shares
Comstock Portfolio -- Class II Shares
Emerging Growth Portfolio -- Class II Shares
Aggressive Growth Portfolio -- Class II Shares
Government Portfolio Sub-Account -- Class II Shares

Effective May 1, 2006

                               AMENDMENT NO. 2 TO
                          FUND PARTICIPATION AGREEMENT

                                     Among

                        HARTFORD LIFE INSURANCE COMPANY,

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,

                       VAN KAMPEN LIFE INVESTMENT TRUST,

                            VAN KAMPEN FUNDS, INC.,

                                      and

                          VAN KAMPEN ASSET MANAGEMENT

This Amendment, effective May 1, 2008, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (the "Company"), Van Kampen Life Investment Trust (the "Fund"), Van Kampen Funds, Inc. (the "Underwriter"), and Van Kampen Asset Management (the "Advisor"), amends that certain Fund Participation Agreement (the "Agreement") dated July 17, 2000 by the foregoing parties as follows:

1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule A attached hereto.

2. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule B attached hereto.

3. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE INSURANCE COMPANY   VAN KAMPEN LIFE INVESTMENT TRUST
By its authorized officer,            By its authorized officer,

By:           /s/ Robert Arena        By:     /s/ Stuart N. Schuldt
              ----------------------          ----------------------------
Name:         Robert Arena            Name:   Stuart N. Schuldt
Its: [Title]  Senior Vice President   Its:    CFO and Treasurer
Date:         5/19/08                 Date:

THE HARTFORD LIFE AND ANNUITY         VAN KAMPEN FUNDS, INC.
INSURANCE COMPANY
By its authorized officer,            By its authorized officer,

By:           /s/ Robert Arena        By:     /s/ Andrew Scherer
              ----------------------          ----------------------------
Name:         Robert Arena            Name:   Andrew Scherer
Its: [Title]  Senior Vice President   Its:    Managing Director
Date:         5/19/08                 Date:

                                      VAN KAMPEN ASSET MANAGEMENT

                                      By its authorized officer,

                                      By:     /s/ Edward Wood
                                              ----------------------------
                                      Name:   Edward Wood
                                      Its:    Managing Director
                                      Date:

                               REVISED SCHEDULE A

SEPARATE ACCOUNT

Hartford Life and Annuity Insurance Company Separate Account One (05/20/1991) Hartford Life Insurance Company Separate Account Two (06/02/1986)
Hartford Life Insurance Company Separate Account Three (06/22/1994)
Hartford Life and Annuity Insurance Company Separate Account Three (06/22/1994) Hartford Life Insurance Company Separate Account Five (7/25/1994)
Hartford Life and Annuity Insurance Company Separate Account Five (8/19/1994) Hartford Life Insurance Company Separate Account Seven (04/01/1999)
Hartford Life and Annuity Insurance Company Separate Account Seven (12/08/1986) Hartford Life Insurance Company Separate Account VL I (9/30/1992)
Hartford Life and Annuity Insurance Company Separate Account VL I (6/8/1995) Hartford Life Insurance Company Separate Account VL II (9/30/1994)
Hartford Life and Annuity Insurance Company Separate Account VL II (9/30/1994)

PRODUCT FUNDED BY SEPARATE ACCOUNT

The Director
Leaders 4
Leaders 4 Edge
Leaders 4 Access
Leaders 4 Plus
Leaders 4 Outlook
Hartford Select Leaders Series I, IR, II, IIR, III, IV, V
Hartford Select Leaders Outlook Series I, IR, III
The Director M
AmSouth VA M
The Director M Select
The Huntington Director M
Fifth Third Director M
Wells Fargo Director M
Classic Director M
Director M Ultra
The Director M Access

The Director M Edge
The Director M Plus
AmSouth VA M Plus
The Director M Platinum
The Director M Select Plus
The Director M Outlook
The Director M Platinum Outlook
AmSouth VA M Outlook
The Director M Select Outlook
Huntington Director m Outlook
Wells Fargo Director M Outlook
Classic Director M Outlook
HV-1524 G&W DCI (Group Product)
HV-1524 G&W DCII (Group Product)
Select Dimensions Life Series I and II
Stag Accumulator Variable Universal Life Series I and I.5
Stag Protector Variable Universal Life Series I and I.5
Stag Variable Life Last Survivor II (Series I and II)
Hartford Select Leaders Last Survivor
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Stag Wall Street Variable Universal Life Series I and II
Hartford Leaders Variable Universal Life Liberty
Hartford Leaders Variable Universal Life Legacy

                               REVISED SCHEDULE B

       PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST AVAILABLE UNDER
                                 THIS AGREEMENT

Van Kampen Life Investment Trust - Aggressive Growth Portfolio -- Class II
Shares
Van Kampen Life Investment Trust - Comstock Portfolio -- Class II Shares
Van Kampen Life Investment Trust - Enterprise Portfolio -- Class I Shares
Van Kampen Life Investment Trust - Enterprise Portfolio -- Class II Shares
Van Kampen Life Investment Trust - Government Portfolio -- Class II Shares
Van Kampen Life Investment Trust - Growth and Income Portfolio -- Class I Shares Van Kampen Life Investment Trust - Growth and Income Portfolio -- Class II Shares
Van Kampen Life Investment Trust - Strategic Growth Portfolio -- Class II Shares